AMENDMENT NO. 2 TO
                               TERM LOAN AGREEMENT
                               -------------------

         THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this "Amendment"), dated as of July 13, 2000, is entered into by and between SVI HOLDINGS, INC., a Nevada corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a national banking association ("Lender"), with reference to the following facts:


                                    RECITALS
                                    --------

         A. Borrower and Lender are parties to that certain Term Loan Agreement, dated as of June 3, 1999, as amended (collectively, the "Loan Agreement"), pursuant to which Lender has provided Borrower with the revolving and term loan financing described therein.

         B. Borrower and Lender wish to amend the Loan Agreement as set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

     1. DEFINED TERMS. All initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Loan Agreement.

     2.  AMENDMENTS TO DEFINITIONS.

         A. AMENDMENT TO DEFINITION OF "ALTERNATE BASE RATE ". Section 1.1 of the Loan Agreement is hereby amended such that the definition of "Alternate Base Rate " shall read in full as follows:

                  "'ALTERNATE BASE RATE' means, as of any date of determination, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the Prime Rate in effect on such date."

         B. AMENDMENT TO DEFINITION OF "APPLICABLE ALTERNATE BASE RATE MARGIN".
Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Applicable Alternate Base Rate Margin" shall read in full as follows:

                  "'APPLICABLE ALTERNATE BASE RATE MARGIN' means, on or before December 31, 2000, 5% (500 basis points) and from and after January 1, 2001, 6.25% (625 basis points)."

         C. ADDITION OF DEFINITION OF "BUDGET". Section 1.1 of the Loan Agreement is hereby further amended and supplemented by adding therein, in alphabetical order, a definition of "Budget" as follows:

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                  "'BUDGET' means the Profit and Loss Budget for Borrower's
     Fiscal Year ending March 31, 2001, a copy of which is attached to the Second Amendment as EXHIBIT `A' thereto."

         D. ADDITION OF DEFINITION OF "NEW TERM LOAN NOTE". Section 1.1 of the Loan Agreement is hereby further amended and supplemented by adding therein, in alphabetical order, a definition of "New Term Loan Note" as follows: "'NEW TERM LOAN NOTE' means the Term Loan Note, dated July 13, 2000, in the original principal amount of $4,750,000, in the form of EXHIBIT 'B' to the Second Amendment, to be executed by Borrower to the order of Lender in replacement of that certain Commercial Promissory Note, dated June 7, 2000, in the original principal amount of $14,750,000, executed by Borrower to the order of Lender, which Commercial Promissory Note, in turn, replaced each of the Term Loan A Note and the Term Loan B Note."

         E. AMENDMENT TO DEFINITION OF "NOTES". Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Notes" shall read in full as follows:

                  "'NOTES' means, collectively, the New Term Loan Note and the Revolving Note, and 'NOTE' means either one of the New Term Loan Note or the Revolving Note, individually.

         F. ADDITION OF DEFINITION OF "PROJECTIONS". Section 1.1 of the Loan Agreement is hereby further amended and supplemented by adding therein, in alphabetical order, a definition of "Projections" as follows:

                  "'PROJECTIONS' means the Consolidated Cash Flow-Projection of Borrower for its Fiscal Year ending March 31, 2001, a copy of which is attached to the Second Amendment as EXHIBIT `C' thereto."

         G. AMENDMENT TO DEFINITION OF REVOLVING COMMITMENT. SECTION 1.1 of the Loan Agreement is hereby further amended such that the definition of "Revolving Commitment" shall read in full as follows:

                  "'REVOLVING COMMITMENT' means $3,000,000."

         H. AMENDMENT TO DEFINITION OF "REVOLVING COMMITMENT MATURITY DATE".
Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Revolving Commitment Maturity Date" shall read in full as follows:

                  "'REVOLVING COMMITMENT MATURITY DATE' means April 1, 2001."

         I. ADDITION OF DEFINITION OF "SECOND AMENDMENT". Section 1.1 of the Loan Agreement is hereby further amended and supplemented by adding therein, in alphabetical order, a definition of "Second Amendment" as follows:

                  "'SECOND AMENDMENT' means the Amendment No 2 to Term Loan Agreement, dated as of July 13, 2000, by and between Borrower and Lender."

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         J. ADDITION OF DEFINITION OF "TERM LOAN MATURITY DATE". Section 1.1 of
the Loan Agreement is hereby further amended and supplemented by adding therein, in alphabetical order, a definition of "Term Loan Maturity Date" as follows:

                  "'TERM LOAN MATURITY DATE' means April 1, 2001."

         K. DELETION OF DEFINITIONS OF "TERM LOAN A MATURITY DATE" AND "TERM LOAN B MATURITY DATE. Section 1.1 of the Loan Agreement is hereby further amended by deleting therefrom the definitions of "Term Loan A Maturity Date" and "Term Loan B Maturity Date".

     3. AMENDMENT TO LOANS PROVISION. Section 2.1(d) of the Loan Agreement is hereby amended to read in full as follows:

                  "(d) Each of Term Loan A and Term Loan B shall be evidenced by the New Term Loan Note, and the Revolving Loans shall be evidenced by the Revolving Note."

     4.  AMENDMENT TO PRINCIPAL AND INTEREST PROVISIONS.

         A. Section 3.1(b) of the Loan Agreement is hereby amended to read in full as follows:

                  "(b) Interest accrued on the Loans shall be due and payable on each Monthly Payment Date. EXCEPT as otherwise provided in Sections 3.1(d) and 3.8, the unpaid principal amount of each of the Loans shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate PLUS the Applicable Alternate Base Rate Margin. Each change in the interest rate under this SECTION 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate."

         B. AMENDMENT TO TERM LOAN MATURITY DATE PROVISION. Section 3.1(e) of the Loan Agreement is hereby amended to read in full as follows:

                  "If not sooner paid, the respective principal balances of Term Loan A and Term Loan B evidenced by the New Term Loan Note shall be payable in full on the Term Loan Maturity Date."

         C. AMENDMENT TO MANDATORY PREPAYMENTS PROVISION. Section 3.1(f) of the Loan Agreement is hereby amended such that the last sentence thereof shall read in full as follows:

                  "Such amount shall be applied to the principal balance of the New Term Loan Note in the inverse order of maturity of payment thereof (i.e., without relieving Borrower of its obligation to make the next succeeding principal installment payable under the New Term Loan Note), with any excess applied to reduce permanently the then outstanding principal balance of the Revolving Note, up to an amount sufficient to repay such outstanding principal balance in its entirety."

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     5.  AMENDMENTS TO FINANCIAL COVENANTS.

         A. AMENDMENT TO INVESTMENTS COVENANT. Section 6.12(k) of the Loan Agreement is hereby amended by deleting the reference therein to "$50,000" and substituting therefor a reference to "$210,000".

         B. AMENDMENT TO CAPITAL EXPENDITURES COVENANT. Section 6.13 of the Loan Agreement is hereby amended by deleting the reference therein to "$750,000" and substituting therefor a reference to "$850,000".

         C. AMENDMENT TO OPERATING LEASES COVENANT. Section 6.14 of the Loan Agreement is hereby amended by deleting the reference to "$1,000,000" and substituting therefor a reference to "$1,500,000".

     6. ADDITION OF MINIMUM EBITDA COVENANT. ARTICLE 6 of the Loan Agreement is hereby further amended and supplemented by adding therein a new Section 6.19 as follows:

                  "6.19 MINIMUM MONTHLY EBITDA. Permit EBITDA for any month to be less than 90% of Borrower's projected EBITDA for such month as reflected in the Budget."

     7. ADDITION OF MANDATORY PREPAYMENT PROVISION. ARTICLE 6 of the Loan Agreement is hereby further amended and supplemented by adding therein a new
Section 6.20 as follows:

                  "6.20 ADDITIONAL MANDATORY PREPAYMENTS. In addition to Borrower's prepayment obligations under Section 3.1(f), Borrower shall apply 50% of any and all collections received by Borrower with respect to its asset in the amount of $1,750,000 identified by Borrower in the Projections as collection on prior year non-recourse sale of technology; FIRST to reduce Term Loan A and Term Loan B in the inverse order of maturity of payment thereof (i.e., without relieving Borrower of its obligation to make the next succeeding principal payment required under the New Term Loan Note) until such Loans are paid in full, and thereafter to reduce the Revolving Loans, which latter reduction shall cause a permanent dollar-for-dollar reduction of the Revolving Commitment. Borrower also shall reduce the Obligations, in the order and manner set forth in the preceding sentence, by 100% of the Net Cash Sales Proceeds realized by Borrower from any sale of Borrower's holdings of shares of Integrity Software, Inc."

     8. AMENDMENT TO REFINANCE LOAN PROVISION. Section 8.2(e)(i) of the Loan Agreement is hereby amended to read in full as follows:

                  "(i) a Leverage Ratio of not more than 2.50 to 1.00; and"

     9. NO ADDITIONAL EURODOLLAR RATE LOANS. Notwithstanding anything to the contrary set forth in Section 2.1(b) or in any other provision of the Loan Agreement, Borrower shall not be entitled to request any additional Eurodollar Rate Loans.

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     10. GENERAL RELEASE. In consideration of Lender's agreement to enter into this Amendment and to provide Borrower with the accommodations described herein, Borrower hereby releases, discharges and acquits Lender and its past and present agents, servants, employees, representatives, successors and assigns from any and all debts, claims, demands, liabilities, obligations, cause or causes of action, known or unknown, against them which Borrower now owns or holds, or has at any time heretofore owned or held, by reason of any action, matter, cause or thing whatsoever done prior to the date of this Amendment, including, specifically, but not exclusively and without limitation, any and all claims, demands, rights and causes of action whatsoever arising out of, or which could be alleged to arise out of the Loan Agreement or any of the other Loan Documents.

         It is the intention of Borrower in executing this Amendment that this document shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified, and in furtherance of this intention, Borrower hereby waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him might have materially affected his settlement with the debtor."

         Borrower hereby acknowledges that it may hereafter discover facts different from, or in addition to, those now known or believed to be true with respect to such claims, demands, or causes of action, and agrees that this Amendment shall be, and remain, effective in all respects notwithstanding an such differences or additional facts.

     11. AMENDMENT FEE. In consideration of Lender's agreement to enter into this Amendment and provide Borrower with the accommodations described hereunder, Borrower shall pay to Lender on July 14, 2000 a one-time fee in the amount of $80,000 (the "Amendment Fee"). Borrower acknowledges and agrees that Lender shall effect payment of the Amendment Fee by charging the full amount thereof to Borrower's Revolving Loans account.

     12. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the prior satisfaction of each of the following conditions:

         A. EXECUTION AND DELIVERY OF THIS AMENDMENT BY BORROWER. Lender shall have received an original of this Amendment, duly executed by Borrower;

         B. EXECUTION AND DELIVERY OF THE NEW TERM LOAN NOTE BY BORROWER. Lender shall have received the original of the New Term Loan Note, duly executed by Borrower;

         C. EXECUTION AND DELIVERY OF CORPORATE RESOLUTION. Borrower shall have executed the Certificate of Resolution attached to the end of this Amendment;

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         D. EXECUTION AND DELIVERY OF REAFFIRMATION OF GUARANTORS. Each of ARS
and Island Pacific shall have executed the Reaffirmation of Guaranty and Loan Documents form attached to the end of this Amendment; and

         E. RECEIPT OF SUBORDINATED PARENT LOAN AND TERM LOAN PAYDOWN. Borrower shall have received a loan of at least $10,000,000 from the holder of the majority of Borrower's Common Stock, which loan shall have been subordinated in right of payment to the Obligations on terms and conditions and pursuant to a written subordination agreement acceptable to Lender. Borrower also shall have applied all of the proceeds of such subordinated loan to reduce the principal balance of Term Loan A, such that after giving effect to such reduction, the aggregate of the respective principal balances of Term Loan A and Term Loan B shall be $4,750,000.

     13. OTHERWISE NOT AFFECTED. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

     14. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first set forth above.


                                    BORROWER:

                                    SVI HOLDINGS, INC.,
                                    a Nevada corporation

                                    By   /S/ David L. Reese
                                      ------------------------------------------
                                             David L. Reese
                                             Chief Financial Officer


                                    LENDER:

                                    UNION BANK OF CALIFORNIA, N.A.,
                                    a national banking association

                                    By /s/ Joel Steiner
                                      ------------------------------------------

                                    Title: Vice President
                                          --------------------------------------

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